EXHIBIT A

                        SETTLEMENT AGREEMENT AND RELEASE
                        --------------------------------

         This Settlement Agreement and Release ("Agreement") is made this 19th day of November, 1998, between the Plaintiff, Barrett R. Rochman, and the Defendants, Heartland Bancshares, Inc., an Illinois corporation, and Roger O. Hileman, Charles Stevens, James C. Walker, Randall A. Youngblood, Paul R. Calcaterra, and B.D. Cross. The parties are, respectively, the Plaintiff and the Defendants in a lawsuit pending in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois, docketed as Case No. 98-CH-38 ("the Lawsuit").

         The parties desire to resolve and settle their dispute and terminate the Lawsuit.

         Now, therefore, it is agreed:

         1. At or prior to the next regularly scheduled meeting of Heartland Bancshares, Inc.'s Board of Directors, which shall occur on November 19, 1998, the existing directors of Heartland Bancshares, Inc. will vote to amend Heartland's By-Laws to expand the Board of Directors to nine (9). One new directorship will be created for each of the three (3) classes of directors.

         The existing Directors will then take those actions necessary and appropriate so that at the conclusion of the November 19, 1998 board meeting, the following persons will have been elected or appointed as Directors of Heartland Bancshares, Inc. to serve in the classes indicated:

                  Mr. Rochman, Mr. David A. Burns and Mr. Stevens will be in the class of Directors whose term will expire in 2001.

                  Mr. Hileman, Mr. Calcaterra and Mr. Cross will be in the class of Directors whose term will expire in 2000.

                  Mr. Youngblood, Mr. Walker and Mr. James L. Cripps will be in the class of Directors whose term will expire in 1999.


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

         2. The Board of Directors of Heartland Bancshares, Inc. will not be increased or decreased by action of the present Directors for one (1) year following this settlement, except with the prior written concurrence of Mr. Rochman.

         3. The defendants will cause Mr. Rochman to be paid $60,000.00.

         4. The parties shall release one another and Mr. David A. Burns as set forth below. Mr. Burns will furnish a general release to Heartland Bancshares, Inc. and the individual Defendants in the form attached hereto and made a part hereof as Exhibit A.

         5. Upon the signing of this Agreement by all parties and the Defendants' performance of their obligations as set forth in Paragraphs 1 and 3 above, Barrett R. Rochman shall be deemed to have released and forever discharged Heartland Bancshares, Inc., and its present and former officers, directors, agents, employees, subsidiaries and affiliates, including, but not limited to the individuals named as Defendants in the Lawsuit, and all of their respective heirs, executors, administrators, successors and assigns of and from any and all claims, actions, causes of action, demands, rights, damages, costs, loss of services, expenses and compensation of every kind and nature, which Barrett R. Rochman now has or which may hereafter accrue on account of, or in any way growing out of, any and all known and unknown, foreseen and unforeseen injuries, claims and damages and the consequences thereof, resulting from any events, which occurred prior to the date hereof, including, but not limited to, any damages Barrett R. Rochman may have incurred in regard to, or that may relate to, the allegations contained in the Lawsuit and any claims that the parties could have made in the Lawsuit that pertain to, or arise out of, any of the facts referenced in the Lawsuit.

         Upon the signing of this Agreement by all parties, and the delivery of the fully executed release to be furnished by Mr. David A. Burns as specified in Paragraph 4, above, Heartland

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

Bancshares, Inc., Roger O. Hileman, Charles Stevens, James C. Walker, Randall A. Youngblood, Paul R. Calcaterra and B.D. Cross shall each be deemed to have released and forever discharged Barrett R. Rochman and David A. Burns, and their respective heirs, executors, administrators, successors and assigns, of and from any and all claims, actions, causes of action, demands, rights, damages, costs, loss of services, expenses and compensation of every kind and nature, which Heartland Bancshares, Inc., Roger O. Hileman, Charles Stevens, James C. Walker, Randall A. Youngblood, Paul R. Calcaterra or B.D. Cross now have or which may hereafter accrue on account of, or in any way growing out of, any and all known and unknown, foreseen and unforeseen injuries, claims and damages and the consequences thereof, resulting from any events, which occurred prior to the date hereof, including, but not limited to, any damages Heartland Bancshares, Inc., Roger O. Hileman, Charles Stevens, James C. Walker, Randall A. Youngblood, Paul R. Calcaterra or B.D. Cross may have incurred in regard to, or that may relate to, their allegations contained in the Lawsuit and any claims that the parties could have made in the Lawsuit that pertain to, or arise out of, any of the facts referenced in the Lawsuit.

         6. It is understood and agreed that this settlement is the compromise of doubtful and disputed claims, and that the consideration given is not to be construed as an admission of liability on the part of the party or parties hereby released, and that the releasees deny liability therefor and intend merely to avoid litigation and buy their peace. Each party signing this release warrants that they have full authority to execute this Release on its, his or her behalf.

         7. Each of the undersigned further declares and represents that no promise, inducement or agreement not herein expressed has been made to the undersigned, and that this Settlement

Agreement and Release contains the entire agreement between the parties hereto, and that the terms of this Settlement Agreement and Release are contractual and are not a mere recital.

         8. Immediately following the occurrence of the actions described in Paragraphs 1, 3-5, above, the pending Lawsuit will be dismissed with prejudice; each party to bear their own costs.

         9. All parties will cooperate in issuing a joint press release to describe the actions taken pursuant to this Agreement. Further, a letter acceptable to all parties hereto will be issued to all shareholders of Heartland Bancshares, Inc. explaining the end of the litigation. The press release relating to this Agreement will indicate that the Lawsuit has been resolved and that the parties look forward to working together in order to maximize shareholder profits. There is to be no mention of the financial aspects of this Agreement in either the press release or the letter to shareholders.

         10. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

         11. This Agreement may be executed in counterparts, each of which together shall constitute one and the same agreement.

         Heartland Bancshares, Inc.


     By:   /s/ Randall A. Youngblood
           --------------------------------------
           Randall A. Youngblood, Chairman
           (print name and title)

           /s/ Robert O. Hileman
           --------------------------------------
           Roger O. Hileman


           /s/ Charles Stevens
           --------------------------------------
           Charles Stevens



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

           --------------------------------------
           James Stevens


           /s/ James C. Walker
           --------------------------------------
           James C. Walker


           /s/ Randall A. Youngblood
           --------------------------------------
           Randall A. Youngblood


           /s/ B.D. Cross
           --------------------------------------
           B.D. Cross


           /s/ Paul Calcaterra
           --------------------------------------
           Paul Calcaterra


           /s/ Barrett R. Rochman
           --------------------------------------
           Barrett R. Rochman


STATE OF    ILLINOIS                        )
         -------------------------          ) SS:
COUNTY OF    WILLIAMSON                     )
          ------------------------

         I, Roger O. Hileman , a notary public in and for said county in the State aforesaid, do hereby certify that Randall A. Youngblood , personally appeared before me this day and acknowledged him/herself to be the Chairman of HEARTLAND BANCSHARES, INC., a corporation, and that he/she, as such Chairman , being authorized so to do, executed the foregoing instrument f or the purposes therein contained, by signing the name of the corporation by him/herself as Chairman .

         Given under my hand and seal this 19th day of November , 1998.
                                           --          ---------
         (SEAL)
                                                       /s/ Roger O. Hileman
                                                       ---------------------
                                                       Notary Public

STATE OF    ILLINOIS                        )
         -------------------------          ) SS:
COUNTY OF    WILLIAMSON                     )
          ------------------------

         I, Sharon L. Pizanowski , a notary public in and for said county in the State aforesaid, do hereby certify that ROGER O. HILEMAN, personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said document as his free and voluntary act, for the uses and purposes therein set forth.

         Given under my hand and seal this 19th day of November , 1998.

         (SEAL)
                                                       /s/ Sharon L. Pizanowski
                                                       ------------------------
                                                       Notary Public



STATE OF    ILLINOIS                        )
         -------------------------          ) SS:
COUNTY OF    WILLIAMSON                     )
          ------------------------

         I, Roger O. Hileman , a notary public in and for said county in the State aforesaid, do hereby certify that CHARLES STEVENS, personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said document as his free and voluntary act, for the uses and purposes therein set forth.

         Given under my hand and seal this 19th day of November , 1998.

         (SEAL)
                                                       /s/ Roger O. Hileman
                                                       ----------------------
                                                       Notary Public

STATE OF                                    )
         -------------------------          ) SS:
COUNTY OF                                   )
          ------------------------

         I, ____________________, a notary public in and for said county in the State aforesaid, do hereby certify that JAMES STEVENS, personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said document as his free and voluntary act, for the uses and purposes therein set forth.

         Given under my hand and seal this       day of                , 1998.
                                           -----        ---------------
         (SEAL)
                                                     ------------------------
                                                     Notary Public



STATE OF    ILLINOIS                        )
         -------------------------          ) SS:
COUNTY OF    WILLIAMSON                     )
          ------------------------

         I, Roger O. Hileman , a notary public in and for said county in the State aforesaid, do hereby certify that JAMES C. WALKER, personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said document as his free and voluntary act, for the uses and purposes therein set forth.

         Given under my hand and seal this 19th day of November , 1998.

         (SEAL)
                                                       /s/ Roger O. Hileman
                                                       ----------------------
                                                       Notary Public

STATE OF    ILLINOIS                        )
         -------------------------          ) SS:
COUNTY OF    WILLIAMSON                     )
          ------------------------

         I, Roger O. Hileman , a notary public in and for said county in the State aforesaid, do hereby certify that RANDALL A. YOUNGBLOOD, personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said document as his free and voluntary act, for the uses and purposes therein set forth.

         Given under my hand and seal this 19th day of November , 1998.

         (SEAL)
                                                       /s/ Roger O. Hileman
                                                       ----------------------
                                                       Notary Public



STATE OF    ILLINOIS                        )
         -------------------------          ) SS:
COUNTY OF    WILLIAMSON                     )
          ------------------------

         I, Roger O. Hileman , a notary public in and for said county in the State aforesaid, do hereby certify that B.D. CROSS, personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said document as his free and voluntary act, for the uses and purposes therein set forth.

         Given under my hand and seal this 19th day of November , 1998.

         (SEAL)
                                                       /s/ Roger O. Hileman
                                                       ---------------------
                                                       Notary Public

STATE OF    ILLINOIS                        )
         -------------------------          ) SS:
COUNTY OF    WILLIAMSON                     )
          ------------------------

         I, Roger O. Hileman , a notary public in and for said county in the State aforesaid, do hereby certify that PAUL CALCATERRA, personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said document as his free and voluntary act, for the uses and purposes therein set forth.

         Given under my hand and seal this 19th day of November , 1998.

         (SEAL)
                                                       /s/ Roger O. Hileman
                                                       ----------------------
                                                       Notary Public



STATE OF    ILLINOIS                        )
         -------------------------          ) SS:
COUNTY OF    JACKSON                        )
          ------------------------

         I, Andrea I. Mann , a notary public in and for said county in the State aforesaid, do hereby certify that BARRETT R. ROCHMAN, personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said document as his free and voluntary act, for the uses and purposes therein set forth.

         Given under my hand and seal this 19th day of November , 1998.

         (SEAL)
                                                       /s/ Andrea I. Mann
                                                       ----------------------
                                                       Notary Public



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

                                   Exhibit A

                                    RELEASE
                                    -------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, David A. Burns, being of lawful age, and having the full authority to execute this release in his own behalf, for and in consideration of his appointment to the Board of Directors of Heartland Bancshares, Inc. pursuant to the terms of the Settlement Agreement and Release dated November 19 , 1998 by and between Barrett R. Rochman and Heartland Bancshares, Inc., Roger O. Hileman, Charles Stevens, James C. Walker, Randall A. Youngblood, Paul R. Calcaterra and B.D. Cross, and the release of claims against David A. Burns set forth therein, the receipt and sufficiency of which is hereby acknowledged, hereby releases, acquits and forever discharges Heartland Bancshares, Inc., its present and former officers, directors, agents, employees, subsidiaries and affiliates, including, but not limited to Roger O. Hileman, Charles Stevens, James C. Walker, Randall A. Youngblood, Paul R. Calcaterra and B.D. Cross, (the "Releasees"), of and from any and all claims, actions, causes of action, demands, rights, damages, costs, loss of services, expenses and compensation of every kind and nature, which the undersigned now have or which may hereafter accrue on account of, or in any way growing out of, any and all known and unknown, foreseen and unforeseen injuries, claims and damages and the consequences thereof, resulting from any events, which occurred prior to the date hereof, including, but not limited to, any damages the undersigned may have incurred in regard to, or that may relate to, the allegations contained in Case No. 98-CH-38 and any claims that the parties could have made in said suit that pertain to, or arise out of, any of the facts referenced in said suit.

         It is understood and agreed that this release is given in settlement and compromise of a doubtful and disputed claim, and that the consideration given is not to be construed as an admission of liability on the part of the party or parties hereby released, and that said Releasees deny liability therefore and intend merely to avoid litigation and buy their peace.

         The undersigned further declares and represents that no promise, inducement or agreement not herein expressed has been made to the undersigned, and that this Release contains the entire agreement between the parties hereto, and that the terms of this Release are contractual and are not a mere recital.

THE UNDERSIGNED HAS READ THE FOREGOING RELEASE AND FULLY UNDERSTANDS IT.

Signed, sealed and delivered this 19th day of November , 1998 .
                                  ----        ---------    --



                                                     /s/ David A. Burns
                                                     ------------------------
                                                     David A. Burns

STATE OF    ILLINOIS                        )
         -------------------------          ) SS:
COUNTY OF    WILLIAMSON                     )
          ------------------------

         I, the undersigned, Notary Public in and for said County in the State aforesaid, do hereby certify that DAVID A. BURNS, personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said document as his free and voluntary act, for the uses and purposes therein set forth.

         Given under my hand and seal this 19th day of November , 1998.

         (SEAL)
                                                       /s/ Roger O. Hileman
                                                       ----------------------
                                                       Notary Public





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